Special Cash Dividends	12 Months Ended
Jun. 30, 2025
Special Cash Dividends [Abstract]
Special Cash Dividends
21	Special cash dividends

In October, 2024, the Company declared a special cash dividend in the amount of US$0.067 per ordinary share, or US$0.201 per ADS. The aggregate amount of the special dividend was approximately US$10.9 million, which was fully paid out from the share premium account of the Company in November 2024. Dividends are recognized as reduction of additional paid-in capital when declared.

No dividends had been declared by the Company for the years ended June 30, 2023 and 2024.